Rule 497(e)

File No. 333-273052

Roundhill ETF Trust

(the “Trust”)

Roundhill Memory ETF

(the “Fund”)

Supplement to the Fund’s Prospectus and Summary Prospectus

Dated April 1, 2026

June 5, 2026

Notwithstanding anything to the contrary in the Fund’s Prospectus and Summary Prospectus, as applicable:

1.	The following risk factor has been added to the “Principal Risks” section and “Additional Risks of Investing in the Fund” section:

“CHINA RISK. The Fund may invest in instruments that provide exposure to Chinese companies, including through investments in China A-Shares, which would subject the Fund to risks specific to China. China may be subject to considerable degrees of economic, political and social instability. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability.”

2.	The “Emerging Markets Risk” in the “Principal Risks” section and “Additional Risks of Investing in the Fund” section has been deleted in its entirety and replaced with the below:

“EMERGING MARKETS RISK. The Fund’s investments in emerging markets, such as Taiwan, South Korea, and China (including investment exposure to Chinese companies through investments in China A-Shares), may be subject to a greater risk of loss than investments in more developed markets. Emerging markets may be more likely to experience inflation, political turmoil and rapid changes in economic conditions than more developed markets. Emerging markets often have less uniformity in accounting and reporting requirements, unreliable securities valuation and greater risk associated with custody of securities.”

3.	The following paragraph is added to the section entitled “Additional information About the Fund’s Principal Investment Strategies” as the penultimate paragraph under the “Additional Information About the Fund’s Principal Investment Strategy” subheading:

“Additionally, the Fund may invest in shares of other ETFs managed by the Adviser if the investment in such ETF(s) is consistent with the Fund’s investment objective. Any investment in such ETFs will be made to the extent permitted under the 1940 Act.”

4.	The following paragraph is added to the section entitled “Additional Information About the Fund’s Principal Investment Strategies” as the second paragraph under the “Non-Principal Strategies” sub-heading:

“Cash Equivalents and Short-Term Investments. The Fund may invest in securities with maturities of less than one year, cash or cash equivalents, or in the securities of one or more ETFs designed to provide exposure to short-term investments, including the Roundhill Ultra Short Duration No Dividend Target ETF (“XBOX”), which is advised by Roundhill Financial Inc., the Fund’s investment adviser. The Fund expects, under normal market circumstances, that the Fund’s investment in these securities will vary due to several factors, including market conditions. For more information on eligible short-term investments, see the SAI.”

5.	The following “Affiliated ETFs Risk” is added to the section entitled “Additional Risks of Investing in the Fund”:

“AFFILIATED ETFs RISK. The Fund may invest in equity securities of other ETFs for which the Adviser serves as investment adviser. Pursuant to a contractual agreement, the Adviser has agreed to waive any acquired fund fees incurred by the Fund with respect to its investment in such affiliated ETF. Such waiver notwithstanding, it is possible that a conflict of interest may arise. Additionally, to the extent the Fund invests in the securities of another affiliated ETF, the Fund will be subject to the investment risks of such ETF. Further, if the contractual agreement between the Adviser and the Trust with respect to acquired fund fees is terminated, the Fund would bear the expenses of any investment by the Fund in an affiliated ETF. In such event, shareholders of the Fund would be subject to duplicative expenses to the extent of the Fund’s investment in any affiliated ETF. Finally, the shares of the ETFs in which the Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.”

6.	The following paragraph is added to the section entitled “Management of the Fund” under the “Management Fee” sub-heading:

“Pursuant to a contractual agreement, the Fund’s investment adviser has agreed to waive its management fee and reimburse certain expenses to prevent the sum of the Fund’s management fee and acquired fund fees and expenses from exceeding 0.66% until May 8, 2027. This agreement may be terminated by the Board of Trustees of the Trust at any time, upon 60 days’ prior written notice, or by Roundhill, only after May 8, 2027, upon 60 days’ prior written notice.”

Please Keep this Supplement for Future Reference